EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Executive Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Report”). The undersigned hereby certifies that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2007	/s/ John C. Goff

John C. Goff
Chief Executive Officer
     A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned, Jerry R. Crenshaw, Jr., the Chief Financial Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Financial Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Report”). The undersigned hereby certifies that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2007	/s/ Jerry R. Crenshaw, Jr.

Jerry R. Crenshaw, Jr. Chief Financial Officer
     A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Company and will be retained by Crescent Real Estate Equities Company and furnished to the Securities and Exchange Commission or its staff upon request.